Barinthus Bio Reports Third Quarter 2025 Financial Results and Updates on Corporate Developments

•Single ascending dose data readout for VTP-1000 expected before the end of 2025
•Enrollment advancing in multiple ascending dose part of the AVALON trial; data expected in the second half of 2026
•Proposed combination with Clywedog Therapeutics Inc. (“Clywedog”) to strengthen and diversify the pipeline and broaden the Company’s base of high caliber institutional investors.

GERMANTOWN, Maryland, November 7, 2025 (GLOBE NEWSWIRE) – Barinthus Biotherapeutics plc (NASDAQ: BRNS) (“Barinthus Bio,” or the “Company”), an immunology and inflammation (“I&I”) company focused on developing therapies that promote immune tolerance with curative potential, today announced its financial results for the quarter ended September 30, 2025, and provided an overview of the Company’s corporate developments.

"The proposed combination of Barinthus Bio and Clywedog represents an important step toward building a stronger, more resilient company,with several expected near-term catalysts.” said Bill Enright, Chief Executive Officer of Barinthus Bio. “By combining our complementary pipelines and deep expertise in metabolic and autoimmune diseases, we are diversifying risk across multiple assets and creating a differentiated portfolio. This combination will position us to advance disease-modifying therapies for Type 1 and Type 2 diabetes, celiac disease, and other serious conditions.”

Recent Corporate Developments

Clinical Developments and Upcoming Milestones

•Phase 1 AVALON trial of VTP-1000 in patients with celiac disease
•Part A: Single ascending dose (“SAD”):
•SAD is ongoing with no treatment related serious adverse events (“SAEs”) reported.
•Data expected to be announced before the end of 2025.
•Part B: Multiple ascending dose (“MAD”): Enrollment in the MAD portion of the trial is ongoing, with data expected in the second half of 2026.

Corporate Updates

•On September 30, 2025, Barinthus Bio announced it had entered into a definitive merger agreement to combine in an all-stock transaction with Clywedog, a private company advancing breakthrough medicines in diabetes. The newly combined company will advance a differentiated portfolio of clinical-stage candidates targeting metabolic and autoimmune diseases, with four clinical data milestones expected within 18 months of the closing of the transaction. Upon the closing of the transaction, the combined company will be renamed “Clywedog Therapeutics Holdings, Inc.” and is expected to trade on the NASDAQ under the new ticker symbol “CLYD.” The transaction is expected to close in the first half of 2026, with the combined company's estimated cash runway to extend through 2027 supported by existing cash and additional investments by OrbiMed and TPAV, LLC, both existing shareholders in Clywedog, and new investors.

•Barinthus Bio continues to actively seek partners to advance its VTP-300 program in chronic hepatitis B, its VTP-850 program in prostate cancer and other viral vector-based assets.

Third Quarter 2025 Financial Highlights
•Cash: As of September 30, 2025, cash, cash equivalents and restricted cash were $75.7 million, compared to $87.8 million as of June 30, 2025. The $12.1 million decrease was a result of the net cash used in operating activities of which $10.7 million was used for the development of the Company's pipeline and general corporate expenses,and a $1.8 million translational loss from the conversion of balances in pound sterling denominated entities to the United States dollar reporting currency, offset by $0.5 million in proceeds received from the sale of U.K. laboratory equipment. Based on standalone research and development plans, the Company expects its available resources to fund its operating expenses and capital expenditure requirements into 2027.

•Research and Development Expenses: Research and development expenses were $5.4 million in the third quarter of 2025 compared to $8.0 million for the second quarter of 2025. The decrease was attributable to reduced activity in the infectious disease and oncology clinical programs, a reduction in workforce and the impact of closing the U.K. laboratory in the third quarter of 2025, resulting in a reduction in facility and other indirect costs being allocated to research and development. The quarter-on-quarter research and development expenses per program are outlined in the following table, with the expense primarily attributable to completion and follow up for two Phase 2 clinical trials of VTP-300, and the continued progression of the Phase 1 AVALON clinical trial of VTP-1000 in celiac disease. It is anticipated that research and development expenses related to the legacy programs in infectious disease and oncology will continue to decrease going forward as the ongoing clinical trials complete, and that research and development expenses related to autoimmune programs will continue at current levels or increase, as the clinical development continues.

	Three months ended September 30, 2025	Three months ended June 30, 2025	Change
	$000	$000	$000
Direct research and development expenses by program:
VTP-1000 Celiac	$1,420	$1,782	$(362)
VTP-300 HBV	1,632	1,837	(205)
Other clinical programs[1]	—	642	(642)
Other pre-clinical programs	437	449	(12)
Total direct research and development expenses	3,489	4,710	(1,221)
Indirect research and development expenses:
Personnel-related (including share-based compensation)[2]	1,667	2,450	(783)
Facility related	166	350	(184)
Other indirect costs	68	443	(375)
Total indirect research and development expenses	1,901	3,243	(1,342)
Total research and development expense	$5,390	$7,953	$(2,563)
1 This includes expenses relating to the infectious disease and oncology programs; VTP-850 Prostate cancer, VTP-200 HPV, VTP-600 NSCLC (the Phase 1/2a trial is sponsored by Cancer Research UK) and VTP-500 MERS (funded pursuant to an agreement with the Coalition for Epidemic Preparedness Innovations (“CEPI”)). Expenses relating to these programs were previously presented separately, but are now aggregated for the prior period comparative.
2 This includes $0.1 million for the three months ended September 30, 2025 and June 30,2025, respectively, of personnel-related indirect expenses relating to time spent progressing the VTP-500 MERS program, which is funded by CEPI.
•General and Administrative Expenses: General and administrative expenses were $5.2 million for the third quarter of 2025, compared to $15.4 million for the second quarter of 2025. The decrease of $10.2 million related primarily to a reduction in unrealized losses on foreign exchange driven mainly by translation of United States dollar balances in pound sterling denominated entities.

•Impairment of Long-Lived Assets Expense: Impairment of long-lived assets expense was $4.7 million for the third quarter of 2025, compared to nil for the second quarter of 2025. The anticipated valuation of the company, as implied by the definitive merger agreement with Clywedog entered into in the period, is less than the carrying value of the net assets and therefore resulted in an impairment of intangible assets.
•Net Loss: For the third quarter of 2025, the Company generated a net loss attributable to its shareholders of $14.6 million, or $(0.36) per share on both basic and fully diluted bases, compared to a net loss attributable to its shareholders of $21.1 million, or $(0.52) per share on both basic and fully diluted bases for the second quarter of 2025.

About Barinthus Bio
Barinthus Biotherapeutics (NASDAQ: BRNS) is a clinical-stage biopharmaceutical company developing novel immunotherapeutic candidates designed to guide the immune system to overcome autoimmunity and chronic infectious diseases. Helping people living with serious diseases and their families is the guiding principle at the heart of Barinthus Bio. With a focused pipeline built around its proprietary platform technologies, Barinthus Bio is advancing immunotherapeutic product candidates in autoimmunity including: VTP-1000, utilizing the Company's SNAP-Tolerance Immunotherapy (SNAP-TI) platform and is designed to treat people with celiac disease. Barinthus Bio’s differentiated technology platform and therapeutic approach, coupled with deep scientific expertise and focus on clinical development, uniquely positions the Company to navigate towards delivering treatments that improve the lives of people with autoimmunity. For more information, visit www.barinthusbio.com.
Forward Looking Statements
This press release contains forward-looking statements regarding Barinthus Bio within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “may,” “will,” “plan,” “forward,” “encouraging,” “believe,” “potential,” “expect,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding future expectations, plans and prospects, including product development activities and clinical trials, including timing for readouts of any preliminary, interim or final data for any of our programs, the timing for initiation of any clinical trials, anticipated regulatory filings and approvals, the Company’s cash runway and cash burn, the Company’s ability to develop and advance current and future product candidates and programs,the Company’s ability to establish and maintain collaborations or strategic relationships, the proposed transaction with Clywedog, the exchange of equity interests contemplated by the merger agreement, the issuance of shares of common stock of the newly formed combined company contemplated by the merger agreement, including the final exchange ratios, the anticipated percentage of the combined company securities to be received by Clywedog and Barinthus Bio shareholders in connection with the proposed transaction, the expected timing of the closing of the proposed transaction, the ability of the parties to complete the proposed transaction considering the various closing conditions, the expected benefits of the proposed transaction, the competitive ability and position of the combined company after completion of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including without limitation the expected cash runway of the combined company, and the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, including the risk that the timing for preliminary, interim or final data or initiation of clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, the Company’s ability to execute on strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, the Company’s ability to fund its operations and access capital, the Company’s cash runway, including the risk that the estimate of the cash runway may be incorrect, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect our business and the price of our securities, the risk that that the proposed transaction may involve unexpected costs, liabilities or delays, or divert management’s attention from our ongoing business operations, the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected, risks relating to the value of the combined company securities to be issued in the proposed transaction, the risks associated with global economic uncertainty, including disruptions in the banking industry, the conflicts in Ukraine, Iran, Israel and Gaza, the continuing U.S. federal government shutdown, tariffs imposed by the U.S. and other countries, and the other risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent annual report on Form 10-K and subsequent filings the Company may make with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Additional Information and Where to Find It
In connection with the proposed transaction, the combined company plans to file with the SEC and mail or otherwise provide to Barinthus Bio's investors and security holders a registration statement on Form S-4 that will contain a joint proxy statement/prospectus (the “Registration Statement”). BARINTHUS BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY BARINTHUS BIO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Registration Statement and other documents that the combined company files with the SEC (when available) from the SEC’s website at www.sec.gov or at investors.barinthusbio.com.

No Offer or Solicitation
This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation
Clywedog, Barinthus Bio and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of Barinthus Bio in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Barinthus Bio’s directors and executive officers in Barinthus Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 20, 2025, and Barinthus Bio's definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025. To the extent holdings of Barinthus Bio’s securities by Barinthus Bio’s directors and executive officers have changed since the amounts set forth in such Annual Report on Form 10-K, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Registration Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Barinthus Bio’s website at investors.barinthusbio.com.

BARINTHUS BIOTHERAPEUTICS PLC
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE AMOUNTS)
(UNAUDITED)

	As of September 30, 2025	As of December 31, 2024
ASSETS
Cash and cash equivalents	$74,272	$110,662
Restricted cash	1,402	1,738
Research and development incentives receivable	4,633	7,139
Prepaid expenses and other current assets	6,336	6,203
Assets held for sale	138	—
Total current assets	86,781	125,742
Property and equipment, net	4,519	7,373
Intangible assets, net	14,909	21,947
Right of use assets, net	2,063	4,384
Other assets	929	881
Total assets	$109,201	$160,327
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	698	2,474
Accrued expenses and other current liabilities	6,681	9,525
Deferred income	1,402	1,738
Operating lease liability - current	2,017	1,920
Total current liabilities	10,798	15,657
Non-current liabilities:
Operating lease liability - non-current	9,553	10,087
Contingent consideration	2,508	2,650
Other non-current liabilities	1,461	1,360
Deferred tax liability, net	320	438
Total liabilities	$24,640	$30,192
Commitments and contingencies (Note 15)
Stockholders’ equity:
Ordinary shares, £0.000025 nominal value; 40,827,263 shares authorized, issued and outstanding (December 31, 2024: authorized, issued and outstanding: 40,234,663)	1	1
Deferred A shares, £1 nominal value; 63,443 shares authorized, issued and outstanding (December 31, 2024: authorized, issued and outstanding: 63,443)	86	86
Additional paid-in capital	393,248	393,474
Accumulated deficit	(293,002)	(237,664)
Accumulated other comprehensive loss – foreign currency translation adjustments	(15,868)	(25,868)
Total stockholders’ equity attributable to Barinthus Biotherapeutics plc shareholders	84,465	130,029
Noncontrolling interest	96	106
Total stockholders’ equity	$84,561	$130,135
Total liabilities and stockholders’ equity	$109,201	$160,327

BARINTHUS BIOTHERAPEUTICS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
License revenue [1]	$—	$14,969	$—	$14,969
Total revenue	—	14,969	—	14,969
Operating expenses
Research and development	5,390	11,139	$21,633	$33,926
General and administrative	5,165	13,420	33,188	26,615
Impairment of long-lived assets	4,667	—	4,667	—
Total operating expenses	15,222	24,559	59,488	60,541
Other operating income	156	210	498	992
Loss from operations	(15,066)	(9,380)	(58,990)	(44,580)
Other income/(expense):
Interest income	472	631	1,551	2,041
Interest expense	(13)	(17)	(38)	(41)
Research and development incentives	240	608	1,884	1,895
Other income	(275)	26	120	46
Total other income, net	424	1,248	3,517	3,941
Loss before income tax	(14,642)	(8,132)	(55,473)	(40,639)
Tax benefit	71	3	118	47
Net loss	(14,571)	(8,129)	(55,355)	(40,592)
Net loss attributable to noncontrolling interest	5	15	17	58
Net loss attributable to Barinthus Biotherapeutics plc shareholders	(14,566)	(8,114)	(55,338)	(40,534)

Weighted-average ordinary shares outstanding, basic	40,661,118	39,419,447	40,424,735	39,079,259
Weighted-average ordinary shares outstanding, diluted	40,661,118	39,419,447	40,424,735	39,079,259
Net loss per share attributable to ordinary shareholders, basic	$(0.36)	$(0.21)	$(1.37)	$(1.04)
Net loss per share attributable to ordinary shareholders, diluted	$(0.36)	$(0.21)	$(1.37)	$(1.04)

Net loss	$(14,571)	$(8,129)	$(55,355)	$(40,592)
Other comprehensive gain/(loss) – foreign currency translation adjustments	(2,934)	9,191	10,007	7,778
Comprehensive loss	(17,505)	1,062	(45,348)	(32,814)
Comprehensive loss/(gain) attributable to noncontrolling interest	8	5	10	44
Comprehensive loss attributable to Barinthus Biotherapeutics plc shareholders	$(17,497)	$1,067	$(45,338)	$(32,770)
1 Includes license revenue from related parties for the three and nine months ended September 30, 2025 of nil (three and nine months ended September 30, 2024: $15.0 million).

Media contacts:
Alexis Feinberg
Vice President
ICR Healthcare
Barinthus@icrhealthcare.com

Jonathan Edwards
Associate Partner
ICR Healthcare
Barinthus@icrhealthcare.com
Company contact:
ir@barinthusbio.com